Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	72,134.44
Total Transaction Valuation	471,158,964.1
Total Offset Amount	0
Net Fee	$ 72,134.44